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                                                                   EXHIBIT 10.53
                               EXCHANGE AGREEMENT

            This Exchange Agreement (this "Agreement"), dated as of January 21, 2000, by and among OCM Caminus Investment, Inc., a Delaware corporation ("OCM Investment") and Caminus Corporation, a Delaware corporation ("Caminus Corporation").

            WHEREAS, OCM Investment is a member of Caminus LLC, a Delaware limited liability company ("Caminus LLC"), and holds approximately 40% of its membership interests;

            WHEREAS, Caminus LLC intends to enter into a transaction whereby the legal status of Caminus LLC will be reorganized from a limited liability company into a subchapter C corporation through a merger of Caminus LLC with and into Caminus Corporation, and all of the membership interests in Caminus LLC will be converted into common stock of Caminus Corporation (the "Reorganization");

               WHEREAS, immediately prior to the Reorganization, OCM Investment wishes to transfer all of its membership interests in Caminus LLC to Caminus Corporation solely in exchange for common stock of Caminus Corporation (the "Exchange") in a transaction intended to qualify as a "reorganization" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Caminus Corporation desires to effect such Exchange;

            NOW, THEREFORE, in consideration of the mutual covenants set forth, the parties hereto agree as follows:

            1.          The Exchange

                           (a) Immediately prior to the Reorganization, OCM
            Investment shall transfer to Caminus Corporation all of OCM Investment's membership interests in Caminus LLC in exchange for common stock of Caminus Corporation (the "Shares"). Each share of membership interest in Caminus LLC will be exchanged for 0.095238 of one share of Caminus Corporation common stock.

                        (b) The parties hereto acknowledge that this Agreement
            is part of a plan of reorganization, which reorganization is intended to qualify as a "reorganization" within the meaning of Code
            Section 368(a)(1)(C).

                        (c) Although the Exchange is scheduled to occur
            immediately prior to the Reorganization, the Exchange shall be deemed not to have occurred, and the closing of the Exchange shall be rescinded, if the Reorganization is not consummated immediately after the Exchange.

                        (d) Immediately after receipt of the Shares, OCM
            Investment shall liquidate its assets and in connection with such liquidation, distribute the Shares to its sole shareholder, OCM Principal Opportunities Fund, L.P. ("OCM Opportunities").


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2.          Representations

                        (a) OCM Investment represents to Caminus Corporation as
            follows:

                                    (i) Each of OCM Investment and OCM
                        Opportunities (together the "OCM Entities") is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended.

                                    (ii) OCM Investment has full power and
                        authority to enter into and to perform this Agreement in accordance with its terms.

                                    (iii) The OCM Entities have carefully
                        reviewed the representations made by Caminus Corporation contained in this Agreement and have made detailed inquiry concerning Caminus Corporation, its business and its personnel; the officers of Caminus Corporation have made available to the OCM Entities any and all written information requested by the OCM Entities and have answered to the satisfaction of the OCM Entities all inquiries made by them; and the OCM Entities have sufficient knowledge and experience in finance and business such that they are capable of evaluating the risks and merits of an investment in Caminus Corporation, and the OCM Entities are able financially to bear the risks thereof. Except for the intent of OCM Opportunities to sell shares in the initial public offering of Caminus Corporation, OCM Opportunities is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof.

                        (b) Caminus Corporation represents to OCM Investment
            that it has full power and authority to enter into and to perform this Agreement in accordance with its terms.

3.          Miscellaneous

                        (a) This Agreement may be terminated by any party prior
            to the consummation of the Exchange.

                        (b) This Agreement may be amended, supplemented or
            modified with the consent of each party hereto.

                        (c) This Agreement shall be governed by the laws of the
            state of Delaware.


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            IN WITNESS WHEREOF, the parties to this Agreement have duly executed this Agreement as of the date first written above.


                                 OCM CAMINUS INVESTMENT, INC.


                                 By: /s/ Kenneth Liang
                                    ---------------------------
                                    Name: Kenneth Liang
                                    Title: Vice President

                                 By: /s/ B. James Ford
                                    ---------------------------
                                    Name: B. James Ford
                                    Title: Vice President

                                 CAMINUS CORPORATION


                                 By: /s/ Mark A. Herman
                                    ---------------------------
                                    Name: Mark A. Herman

                                    Title: CFO


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